UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
March 20, 2019

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 20, 2019, Colleen Darragh announced her intention to resign from her position as the Vice President & Controller of United States Steel Corporation (the “Corporation”), effective April 1, 2019. She will remain with the Corporation until April 30, 2019 to provide transitional support.

Kimberly Fast, age 45, will assume responsibilities as Acting Controller, the Corporation’s principal accounting officer, on April 1, 2019. Ms. Fast currently serves as the Corporation’s Assistant Corporate Controller. Ms. Fast joined the Corporation in 2007 as the Manager, External Reporting, and progressed through roles of increasing responsibility before being named to her current role as Assistant Corporate Controller on December 1, 2014. Ms. Fast earned a bachelor’s degree in accounting from Robert Morris University and a master’s degree in Business Administration from Duquesne University. Ms. Fast is also a certified public accountant.

Ms. Fast has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, and Ms. Fast has no familial relationships with executives or directors of the Corporation.

As Acting Controller, Ms. Fast will continue to receive compensation pursuant to certain plans provided by the Corporation, including, an annual incentive compensation plan, long-term incentive plan and health and benefit plans typically available to other executive officers. A description of these compensation plans can be found in the Corporation’s proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 15, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Kevin P. Bradley
Name: Kevin P. Bradley
Title: Executive Vice President and Chief Financial Officer

Dated: March 22, 2019